Share-based Payments - Summary of Assumptions Used to Determine Fair Value of Options Granted (Detail)	12 Months Ended
	Oct. 31, 2022 yr $ / shares	Oct. 31, 2021 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Risk-free interest rate	1.84%	0.96%
Expected dividend yield	5.80%	6.50%
Expected share price volatility	18.03%	20.25%
Expected life | yr	6	6
Share price/exercise price | $ / shares	$ 70.05	$ 55.395